                             LETTER OF TRANSMITTAL
                                   TO TENDER
                      SHARES OF SERIES A PREFERRED STOCK,
                    LIQUIDATION PREFERENCE $1,000 PER SHARE,
                            CUSIP NUMBER 505447 20 1
                                       of

                              LABRANCHE & CO INC.

                                Pursuant to the
                               Offer to Purchase
                             Dated January 18, 2002

THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 15, 2002 OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED (SUCH TIME AND DATE, THE "EXPIRATION DATE"). HOLDERS OF SHARES (AS HEREINAFTER DEFINED) MUST TENDER THEIR SHARES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER CONSIDERATION. TENDERED SHARES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

                        The Depositary for the Offer is:
                        U.S. BANK, NATIONAL ASSOCIATION

                            ------------------------

      BY HAND DELIVERY BEFORE 4:30 P.M.            BY REGISTERED OR CERTIFIED MAIL TO BE
           ON THE EXPIRATION DATE:                               RECEIVED
       U.S. BANK, NATIONAL ASSOCIATION           BEFORE 4:30 P.M. ON THE EXPIRATION DATE:
          CORPORATE TRUST SERVICES                    U.S. BANK, NATIONAL ASSOCIATION
        1555 NORTH RIVERCENTER DRIVE                     CORPORATE TRUST SERVICES
                  SUITE 301                            1555 NORTH RIVERCENTER DRIVE
             MILWAUKEE, WI 53212                                 SUITE 301
                                                            MILWAUKEE, WI 53212

                         BY FACSIMILE BEFORE 4:30 P.M.
                            ON THE EXPIRATION DATE:
                        FACSIMILE NUMBER: (414) 276-4226
                        TELEPHONE NUMBER: (800)637-7549

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY

    The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

    This Letter of Transmittal and instructions hereto (the "Letter of Transmittal") and the Offer to Purchase (as the same may be amended or supplemented from time to time, the "Offer to Purchase") of LaBranche &
Co Inc., a Delaware corporation (the "Company"), constitute the Company's offer (the "Offer") to purchase for cash up to 30,000 shares of Series A Preferred Stock, liquidation preference $1,000 per share, CUSIP Number 505447 20 1 (the "Shares") of the Company at the price therefor set forth in the Offer to Purchase. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase.

    STOCKHOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SHARES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

    This Letter of Transmittal is to be used by stockholders if:
(i) certificates representing Shares are to be physically delivered to the Depositary herewith by such stockholders; or (ii) tender of Shares is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Shares--GUARANTEED DELIVERY".

    THE UNDERSIGNED MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE OFFER. STOCKHOLDERS WHO WISH TO TENDER THEIR SHARES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    THE UNDERSIGNED MUST CHECK THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE OFFER.

    In the event that the Offer is terminated or otherwise not completed, the Offer Consideration will not be paid or become payable to stockholders who have validly tendered their Shares in connection with the Offer.

    THE OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND HEREIN. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

    A stockholder's broker, dealer, commercial bank, trust company or other nominee may assist in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary, whose address and telephone number appear on the back cover of the Offer to Purchase. See Instruction 10 below.

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    If stockholders desire to tender Shares pursuant to the Offer and (i) such Shares are not lost but are not immediately available, or (ii) time will not permit this Letter of Transmittal, such Shares or other required documents to reach the Depositary prior to the Expiration Date, such stockholders may effect a tender of Shares in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Shares--GUARANTEED DELIVERY." See Instruction 1 below.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
   Name(s) of Registered Stockholder(s) ________________________________________
   Window Ticket No. (if any): _________________________________________________
   Date of Execution of Notice of Guaranteed Delivery: _________________________ Name of Eligible Institution that Guaranteed Delivery: ______________________

    List below the Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and number of Shares on a separately executed schedule and affix the schedule to this Letter of Transmittal. Stockholders may tender all Shares held by such stockholder which are not held in escrow pursuant to the terms of the RPM Acquisition. If the total number of Shares validly tendered (and not withdrawn) prior to the Expiration Date is less than or equal to 30,000, we will purchase all Shares so tendered for the Offer Consideration. If the total number of Shares validly tendered (and not withdrawn) prior to the Expiration Date is more than 30,000, we will purchase from each tendering stockholder (1) the number of Shares tendered by such stockholder which does not exceed 30% of the number of Shares owned by such stockholder (the "Minimum Tender Amount") plus (2) such tendering stockholder's Pro Rata Share of the Excess Tendered Shares. Please see
Section 2, "Acceptance for Payment and Payment for Shares" of the Offer to Purchase.

---------------------------------------------------------------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF
                        REGISTERED
                 STOCKHOLDER(S) EXACTLY AS
                     NAME(S) APPEAR(S)
                         ON SHARES                                CERTIFICATE         AGGREGATE NUMBER OF
                (PLEASE FILL IN, IF BLANK)                         NUMBER(S)*         SHARES REPRESENTED
---------------------------------------------------------------------------------------------------------

                                                                 ----------------------------------------

                                                                 ----------------------------------------

                                                                 ----------------------------------------

                                                                 ----------------------------------------

                                                                 ----------------------------------------

                                                                 ----------------------------------------

                                                                 ----------------------------------------

                                                             TOTAL NUMBER OF SHARES
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Shares indicated above. By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase which together with this Letter of Transmittal sets forth such terms and conditions and constitutes the Offer.

    Subject to, and effective upon, the acceptance for purchase of, and payment for, the Shares tendered with this Letter of Transmittal, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company all right, title and interest in and to the Shares that are being tendered hereby, waives any and all other rights with respect to the Shares and releases and discharges the Company from any and all claims such stockholder may have now, or may have in the future, arising out of, or related to, the Shares, including without limitation any claims that such stockholder is entitled to receive additional dividend payments with respect to the Shares or to participate in any other repurchase of Shares. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company in connection with the Offer) with respect to, such Shares, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Shares for transfer of ownership on the books of the relevant security register and
(ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares all in accordance with the terms of and conditions of the Offer, as described in the Offer to Purchase and herein.

    The undersigned understands and acknowledges that the Offer will expire at 5:00 p.m., New York City time, on February 15, 2002, unless extended by the Company in its sole discretion or earlier terminated.

    The undersigned understands that tenders of Shares may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date. In the event of a termination of the Offer, Shares tendered pursuant to the Offer will be returned to the tendering stockholders promptly. In addition, tenders of Shares may be withdrawn if the Offer is amended in a manner determined by the Company to constitute a material change to the stockholders. If the Company reduces either (i) the number of Shares subject to the Offer or (ii) the Offer Consideration, then previously tendered Shares may be validly withdrawn until the expiration of ten business days after the date that the notice of any such reduction is first delivered to stockholders.

    If the Shares to be withdrawn have been delivered or otherwise identified to the Depositary, a written, telegraphic or facsimile transmission signed notice of withdrawal is effective immediately upon such notice even if physical release is not yet effected. Any Shares properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

    The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, and that when such Shares are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request by the Company or the Depositary, execute and deliver any additional documents deemed by the Company or the Depositary to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    For purposes of the Offer, tendered Shares will be deemed to have been accepted for payment, if, as and when the Company gives oral notice (confirmed in writing) or written notice thereof to the Depositary (the "Acceptance Date"). Payments for the Shares will include accrued and unpaid dividends, if any, through, but not including, the payment date. Under no circumstances will any interest be payable by the Company because of any delay by the Depositary in the transmission of funds to the holders of purchased Shares or otherwise.

    The undersigned understands that, in the event of a defect or irregularity in connection with tenders of Shares (each of which the Company may waive), the Company will not be required to accept for purchase any of the Shares defectively tendered (including any Shares tendered after the Expiration Date). Any Shares not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that the delivery and surrender of the Shares is not effective, and the risk of loss of the Shares does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding.

    Unless otherwise indicated under "Special Payment Instructions," please pay the Offer Consideration, as applicable, for the Shares accepted for purchase and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver any Shares not tendered or not accepted (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please pay the Offer Consideration, as applicable, for the Shares accepted for purchase in the name(s) of, and return any Shares not tendered or not accepted to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 4 BELOW)
       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

   __________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)

   __________________________________________________________________________
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                                    OF FIRM)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                 (PRINTED NAME)

   __________________________________________________________________________
                                    (TITLE)

 DATED:           , 2002

--------------------------------------------------------------------------------

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTION 2, 3, 5 AND 6)

      To be completed ONLY if the Offer Consideration is to be paid to someone other than the tendering stockholder. Unless another person(s) is designated under "Special Delivery Instructions" below, Shares not accepted in the Offer, or certificates evidencing numbers of Shares not being tendered, will also be delivered to the person(s) designated herein.

  Pay the Offer Consideration to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
        TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER (ALSO COMPLETE
                              SUBSTITUTE FORM W-9)

   ------------------------------------------------------------
   ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTION 2, 3, 5 AND 6)

      To be completed ONLY if the Shares not accepted in the Offer, or certificates evidencing Shares not being tendered, are to be delivered in the name of someone other than the tendering stockholder or to the person(s) designated above under "Special Payment Instructions."

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

           (TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS REGARDLESS OF WHETHER SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH)

    THIS LETTER OF TRANSMITTAL MUST BE SIGNED BY THE REGISTERED STOCKHOLDER(S) EXACTLY AS THEIR NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR SHARES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED STOCKHOLDER(S) BY ENDORSEMENTS ON CERTIFICATES FOR SHARES OR BY PROPERLY COMPLETED STOCK POWERS TRANSMITTED WITH THIS LETTER OF TRANSMITTAL. ENDORSEMENTS ON SHARES AND SIGNATURES ON STOCK POWERS BY REGISTERED STOCKHOLDERS NOT EXECUTING THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 4 BELOW. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW UNDER "CAPACITY" AND SUBMIT EVIDENCE SATISFACTORY TO THE COMPANY OF SUCH PERSON'S AUTHORITY TO SO ACT. SEE INSTRUCTION 4 BELOW.

    IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER OF THE SHARES, THEN THE REGISTERED STOCKHOLDER MUST SIGN A CONSENT PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS CONSENT AND LETTER OF TRANSMITTAL.

X ______________________________________________________________________________
      (SIGNATURE(S) OF REGISTERED STOCKHOLDER(S) OR AUTHORIZED SIGNATORY)

X ______________________________________________________________________________
      (SIGNATURE(S) OF REGISTERED STOCKHOLDER(S) OR AUTHORIZED SIGNATORY)

                         Dated: ________________, 2002

Name(s)_________________________________________________________________________
                                 (PLEASE PRINT)

                             Capacity: ____________

Address_________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.: ___________________________________________________
                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender Shares pursuant to the Offer, physical delivery of Shares, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, if applicable, in lieu of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Tenders of Shares will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. The method of delivery of this Letter of Transmittal, Shares and all other required documents to the Depositary is at the election and risk of the stockholders. If such delivery is by mail, it is suggested that stockholders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date, to permit delivery to the Depositary prior to such date. Instead of delivery by mail, it is recommended that stockholders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND SHARES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY.

    If stockholders desire to tender Shares pursuant to the Offer and (i) such Shares are not lost but are not immediately available or (ii) time will not permit this Letter of Transmittal, Shares and all other required documents to reach the Depositary prior to the Expiration Date, such stockholders may effect a tender of Shares in accordance with the guaranteed delivery procedures set forth in the Offer, and the Offer to Purchase under the caption "Procedures for Tendering Shares--GUARANTEED DELIVERY".

    Pursuant to the guaranteed delivery procedures:

        (a) such tender and delivery must be made by or through an "Eligible Institution" that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program.

        (b) on or prior to the Expiration Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided by the Company, setting forth the name(s) and address(es) of the registered stockholder(s), the registered number(s) of such Share certificates and the number of Shares being tendered and guaranteeing that, within two NYSE trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with certificates representing the Shares, and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

        (c) this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed with any required signature guarantees, together with all physically delivered Shares in proper form for transfer and any other required documents must be received by the Depositary within two NYSE trading days after the date of the Notice of Guaranteed Delivery.

    Shares tendered prior to the Expiration Date may not generally be withdrawn after the Expiration Date. Notice of withdrawal of tendered Shares, to be valid, must (i) specify the name of the person who deposited the Shares to be withdrawn (the "Depositor"), and/or the name in which the Shares are registered, if different from that of the Depositor, (ii) specify the number of Shares to be withdrawn, (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including, in any case, any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Shares, (iv) specify the Share certificate number (if any), (v) state that such stockholder is withdrawing his election to have such Shares purchased and (vi) be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. If Shares have been delivered or otherwise identified to the Depositary, the name of the registered stockholder and the certificate number or numbers relating to such Shares withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Shares.

    2. PARTIAL TENDERS. If less than the entire number of Shares evidenced by a submitted certificate is tendered, the tendering stockholder must fill in the aggregate number of Shares tendered in the last column of the box entitled "Description of Shares" herein. All the Shares represented by the certificates delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. The number of shares represented by the Share certificate representing such untendered Shares will be sent to the registered stockholder at his or her registered address, unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Shares are accepted for purchase.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby is registered in the name of two or more stockholders, all such stockholders must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which Shares are held.

    If this Letter of Transmittal is signed by the registered stockholder, and Shares not tendered or not accepted for purchase are to be issued, and checks for payments of the Offer Consideration are to be issued to the order of, the registered stockholder, then the registered stockholder need not endorse any tendered Shares nor provide a separate stock power. In any other case (including if this Letter of Transmittal is not signed by the registered stockholder), the registered stockholder must either properly endorse the Share certificates tendered or transmit a separate properly completed stock power with this Letter of Transmittal in either case, executed exactly as the name(s) of the registered stockholder(s) appear(s) on such Share certificates, with the signature on the endorsement or stock power guaranteed by an Eligible Institution, unless such Shares or stock powers are executed by an Eligible Institution.

    If this Letter of Transmittal or any Share certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on Share certificates and signatures on stock powers provided in accordance with this Instruction 3 by registered stockholders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

    No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and payment of the Offer Consideration is to be made, or any Shares not tendered or not accepted for purchase are to be issued, directly to such stockholder(s) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers accompanying Shares must be guaranteed by an Eligible Institution.

    4. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. If the Offer Consideration is to be paid in the name of someone other than the tendering stockholder, the tendering stockholder must fill in the information in the box entitled "Special Payment Instructions." If the Shares not accepted in the Offer, or Shares not being tendered, are to be delivered in the name of someone other than the tendering stockholder, the tendering stockholder must fill in the information in the box entitled "Special Delivery Instructions." In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Unless a different person(s) is indicated in the box entitled "Special Delivery Instructions," Shares not accepted in the Offer, or Shares not being tendered, will be delivered in the name of the person(s) designated in the box entitled "Special Payment Instructions".

    5. TAXPAYER IDENTIFICATION NUMBER. Each tendering stockholder is required to provide the Depositary with the stockholder's correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A stockholder must cross out item (2) in the Certification box on Substitute Form W-9 if such stockholder is subject to backup withholding. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax backup withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to the payment of the Offer Consideration, the Depositary will withhold 31% on all such payments of the Offer Consideration. If the tendering stockholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary.

    6. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Shares pursuant to the Offer, except in the case of Shares not tendered or not accepted for payment that are to be registered or issued in the name of any person other than the registered holder of Shares tendered thereby.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. VALIDITY OF TENDERS. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SHARES WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any or all tenders of Shares that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Shares. The Company's interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal), as such documents may be amended or supplemented, will be final and binding on all parties. Any defect or irregularity in connection with tenders of Shares must be cured within such time as the Company determines, unless waived by the Company. Tenders of Shares shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. All tendering stockholders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Shares for purchase. Although the Company intends to notify Stockholders of defects or irregularities with respect to tenders of Shares, none of the Company, the

Depositary or any other person will be under any duty to give notice of any defects or irregularities in tenders of Shares, or will incur any liability to stockholders for failure to give any such notice.

    8. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions of the Offer with respect to any Shares tendered, in whole or in part, at any time and from time to time.

    9. MUTILATED, LOST, STOLEN OR DESTROYED SHARE CERTIFICATES. Any stockholder whose Share certificates have been mutilated, lost, stolen or destroyed should write to or telephone the Depositary at the address or telephone number set forth in the Offer to Purchase.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Shares, requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and any other documents related to the Offer may be directed to the Information Agent, whose address and telephone number appears on the back cover of the Offer to Purchase. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax laws, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS"), and payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, all corporations and, generally, foreign individuals that provide appropriate certification) are not subject to these backup withholding and reporting requirements. Payments by a non-U.S. office of a non-U.S. broker will not be subject to backup withholding. Where a payment is potentially subject to backup withholding, in order for a foreign individual to qualify as an exempt recipient, such individual must generally submit an IRS Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 is available from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to Shares purchased pursuant to the Offer, the stockholder is required to provide the Depositary with (i) the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (A) such stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the stockholder. If the Shares are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                 PAYER'S NAME: U.S. BANK, NATIONAL ASSOCIATION

------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN THE         Social Security Number
 FORM W-9                     BOX AT RIGHT AND CERTIFY BY SIGNING AND        OR
 Department of the            DATING BELOW                                    Employer Identification
 Treasury                     For individuals, this is your social           Number
 Internal                     security number ("SSN"). Resident aliens       ----------------------------PART
 Revenue Service              that do not have to receive not a or are        3--Awaiting TIN
 Identification               eligible SSN may use their individual
 Number (TIN)                 TIN. For other entities, this is your
                              employer identification number ("TIN").
                              For sole proprietorships, either your SSN
                              or TIN may be used. Refer to Taxpayer
                              Identification Number on Substitute Form
                              W-9 (the "Guidelines") for further
                              clarification. If you do not have a TIN,
                              see instructions on, how to obtain a TIN
                              on page 2 of the Guidelines, check the
                              appropriate box in Part 3 below
                              indicating that you are awaiting a TIN
                              and certify by signing and dating below.
                             -------------------------------------------------------------------------------
                              PART 2--CERTIFICATION--Under penalties of perjury, I certify that:

                              (1) The number shown on this form is my correct Taxpayer Identification Number
                              (or I am waiting for a number to be issued to me) and

                              (2) 1 am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue
                              Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                             -------------------------------------------------------------------------------

                              CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
                              THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                              THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
                              WITHHOLDING

                              SIGNATURE DATE   DATE

                                                                  NAME
                                                             (PLEASE PRINT)

                                                                  NAME
                                                             (PLEASE PRINT)

------------------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN
          BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

                        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.
Signature Date ______________________________ Date _____________________________
Name (Please Print) ____________________________________________________________
Address (Please Print) _________________________________________________________